SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2004

THE TIMKEN COMPANY

(Exact Name of Registrant as Specified in its Charter)

Ohio

(State or Other Jurisdiction of Incorporation)

1-1169	34-0577130

(Commission File Number)	(I.R.S. Employer Identification No.)

1835 Dueber Avenue, S.W., Canton, Ohio 44706-2798

(Address of Principal Executive Offices) (Zip Code)

(330) 438-3000

(Registrant’s Telephone Number, Including Area Code)

Item 9. Regulation FD Disclosure

     At the Annual Meeting of Shareholders of The Timken Company on April 20, 2004, James W. Griffith, President and CEO, will make a presentation to shareholders. A copy of the text of those comments is attached as Exhibit 99.1 to this report and incorporated herein by this reference. A copy of the slides accompanying the text of the comments is attached as Exhibit 99.2 to this report and incorporated herein by this reference.

     This information is not “filed” pursuant to the Securities Exchange Act of 1934 and is not incorporated by reference into any registration statements under the Securities Act of 1933.

Exhibits.
99.1	Text of comments by James W. Griffith, President and CEO of The Timken Company, at the Annual Meeting of Shareholders dated April 20, 2004

99.2	Slides accompanying text of comments by James W. Griffith, President and CEO of The Timken Company, at the Annual Meeting of Shareholders dated April 20, 2004.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TIMKEN COMPANY

	By:	/s/ William R. Burkhart

William R. Burkhart
Senior Vice President and General Counsel

Date: April 20, 2004

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EXHIBIT INDEX

Exhibit Number	Description of Document
99.1	Text of comments by James W. Griffith, President and CEO of The Timken Company, at the Annual Meeting of Shareholders dated April 20, 2004

99.2	Slides accompanying text of comments by James W. Griffith, President and CEO of The Timken Company, at the Annual Meeting of Shareholders dated April 20, 2004.